PAINEWEBBER ASIA PACIFIC GROWTH FUND
                    PAINEWEBBER EMERGING MARKETS EQUITY FUND

                  Supplement to Prospectus dated March 1, 1999

                                                                   July 9, 1999

Dear Investor,

        This is a supplement to the Prospectus dated March 1, 1999, for PaineWebber Asia Pacific Growth Fund and PaineWebber Emerging Markets Equity Fund (the "Funds").

        The Funds' sub-adviser, Schroder Capital Management International Inc., has been merged into a newly created Delaware corporation, Schroder Investment Management North America Inc. The new company, like its predecessor, is a wholly owned subsidiary of Schroder US Holdings Inc. Louise Croset and Heather Crighton, who are primarily responsible for the day-to-day management of PaineWebber Asia Pacific Growth Fund, have been made executive vice president and senior vice president, respectively, of the new company. John A. Troiano and Mark Bridgeman, who, along with Ms. Crighton, are primarily responsible for the day-to-day management of PaineWebber Emerging Markets Equity Fund, serve as chief executive and first vice president, respectively, of the new company. None of the personnel involved in providing advisory services to the Funds are changing as a result of this restructuring.